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                                                                   EXHIBIT 6(a)


The Board of Directors
Kemper Investors Life Insurance Company

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                 /s/ KPMG PEAT MARWICK LLP



Chicago, Illinois
December 5, 1997